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                                                                   Exhibit 10.33

                            AT Holdings Corporation
                   1998 Equity Replacement Stock Option Plan

                      Nonqualified Stock Option Agreement
                      -----------------------------------

         This AGREEMENT (the "Agreement") is made as of December 17, 1998 by and between AT HOLDINGS CORPORATION, a Delaware corporation (the "Company"), and the individual listed on the signature page of this Agreement (the "Optionee").

         1. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the AT Holdings Corporation 1998 Equity Replacement Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, effective as of December 17, 1998 (the "Date of Grant"), a stock option (the "Option") to purchase the number of shares of Common Stock listed on the signature page of this Agreement (the "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the Optioned Shares may be purchased pursuant to this Option shall be $40 per share subject to adjustment as hereinafter provided (the "Option Price"). The Option is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor provision thereto.

         2. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire on January 2, 2005.

         3. RIGHT TO EXERCISE. The Option granted hereby shall be immediately exercisable in full on and after the Date of Grant.

         4. OPTION NONTRANSFERABLE. The Option granted hereby shall be neither transferable nor assignable by an Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

         5. NOTICE OF EXERCISE; PAYMENT.

         (a) To the extent then exercisable, the Option may be exercised by written notice to the Company, on a form substantially similar to the form attached hereto as Attachment A, stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of currency or check. After the occurrence of the first primary or secondary public offering of any equity securities of the Company (an "Initial Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), other than pursuant to a registration statement on Form S-4 or S-8 or any successor or similar form, the requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker that is a member of the National


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Association of Securities Dealers, Inc. ("NASD") to sell a sufficient number of
Optioned Shares which are being purchased pursuant to the exercise, so that the net cash proceeds of the sale transaction will at least equal the amount of the aggregate Option Price, and pursuant to which the broker undertakes to deliver to the Company the amount of the aggregate Option Price not later than the date on which the sale transaction will settle in the ordinary course of business.

         (b) The Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of Mature Shares, (ii) if authorized by the Board or the Compensation Committee at the time of exercise, delivery to the Company of a promissory note or notes of the Optionee payable over not more than five years and with such other terms as the Board or the Compensation Committee may determine from time to time, or (iii) by any combination of the foregoing methods of payment.

         (c) Within ten (10) days after notice, the Company shall direct the due issuance of the Optioned Shares so purchased.


         (d) Nonforfeitable, nonrestricted shares of Common Stock that are transferred by the Optionee in payment of all or any part of the Option Price shall be valued on the basis of their Fair Market Value. For purposes of this Agreement, "Fair Market Value" means, as of any given day, the per share closing price of a share of Common Stock on the New York Stock Exchange, the NASD Automated Quotation System or any other national securities exchange (a "Stock Exchange") on which such shares are traded or quoted on the day preceding the day such determination is being made or, if there was no closing price reported on such day, on the most recently preceding day on which such a closing price was reported; or if the shares of Common Stock are not traded or quoted on a Stock Exchange on the day as of which the determination is being made, the amount determined by the Board to be the fair market value of a share of Common Stock on such day, which determination shall be binding and conclusive.

         (e) As a further condition precedent to the exercise of this Option, the Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of shares of Common Stock and in connection therewith shall execute any documents which the Board or Compensation Committee shall in its sole discretion deem necessary or advisable. The date of such notice shall be the exercise date.

         6. TERMINATION OF AGREEMENT. The Agreement and the Option granted hereby shall terminate automatically and without further notice on the earliest of the following dates:

         (a) One (1) year after the Optionee's death if the Optionee dies while in the employ of the Company;

         (b) One (1) year after the date of the Optionee's permanent and total disability that is confirmed by a licensed physician's statement if the Optionee becomes permanently and totally disabled while an employee of the Company;

         (c) Ninety (90) days after the Optionee's retirement under a retirement plan of the Company at or after the earliest voluntary retirement age provided for in such retirement plan or retirement at any earlier age with the consent of the Board or the Compensation Committee;

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         (d) Except as provided on a case-by-case basis, thirty (30) days after the date the Optionee ceases to be an employee of the Company, of a Subsidiary, or of any other business entity (a "Controlled Entity") the majority of the voting control of which is held directly or indirectly by the Company for any reason other than as described in this Section 6 hereof; or

         (e) January 2, 2005.

In the event that the Optionee's employment is terminated for cause, the Agreement shall terminate ten days after the date of such termination notwithstanding any other provision of this Agreement. For purposes of this provision, "cause" shall mean one or more of the following: (i) the knowing commission in the course of the Optionee's employment of any act of fraud, embezzlement or theft in connection with the Optionee's duties or in the course of the Optionee's employment; (ii) conviction of a felony (from which, through lapse of time or otherwise, no successful appeal shall have been made), whether or not committed in the course of the Optionee's employment; (iii) the willful refusal to carry out reasonable instructions of the Chairman of the Board (or, in the case of the Chairman of the Board, the reasonable instructions of the Board) which has a material adverse effect upon the Company; and (iv) the willful disclosure of any trade secrets or confidential corporate information to persons not authorized to know the same.

For the purposes of this Agreement, the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company, by reason of the transfer of his employment among the Company and its Subsidiaries or a leave of absence approved by the Board or the Compensation Committee.

         7. CANCELLATION OF RIGHTS UNDER THE SAR PLAN. The Company and the Optionee acknowledge and agree that the Option granted hereby has been granted in exchange for, and shall cancel, all of the Optionee's rights under the SAR Plan.

         8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company, nor limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of the Optionee.

         9. TAXES AND WITHHOLDING. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Company for such withholding are insufficient, it shall be a condition precedent to the exercise of this Option that the Optionee pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee shall be credited against any such withholding obligation at the Fair Market Value of such shares on the date of such surrender. The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option.

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         10. COMPLIANCE WITH LAW; STOCKHOLDERS' AGREEMENT.

         (a) The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

         (b) Upon the exercise of the Option, if the Common Stock of the Company is not then currently traded on a Stock Exchange, it shall be a condition precedent to the exercise of this Option that the Optionee agree, in a manner acceptable to the Board or the Compensation Committee, including on a form substantially similar to the Notice of Exercise attached hereto as Attachment A, that following the exercise of such Option the Optionee shall be bound by, and entitled to the benefits of the AT Holdings Corporation Stockholders' Agreement, dated December 17, 1998, as a Management Investor thereunder, as the same has been or may be amended from time to time.

         11. ADJUSTMENTS. The Board or the Compensation Committee may make or provide for such adjustments in the option price and in the number or kind of shares of the Company's Common Stock or other securities covered by outstanding options as such Board or Committee may determine is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (i) any increase or decrease in the number or change in the kind of shares of capital stock of the Company by reason of a stock dividend, stock split, reverse stock split, recapitalization, spin-off or other such increase or decrease or change effected without the receipt of consideration by the Company, or (ii) any consolidation or merger or other reorganization, or (iii) any distribution of rights or warrants to purchase stock to all holders of the Company's common stock, or (iv) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board or the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board or the Compensation Committee may also make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities that may be sold under the Plan as such Board or Committee may determine is appropriate to reflect any transaction or event described in this paragraph.

         12. RELATION TO OTHER BENEFITS. Any economic or other benefit to the Optionee under this Agreement shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company.

         13. AMENDMENTS. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.


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         14. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof; and the remaining provisions hereof shall continue to be valid and fully enforceable.

         15. RELATION TO PLAN. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan. The Board or the Compensation Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this option or its exercise.

         16. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of; and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

         17. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

         18. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: Corporate Secretary, and any notice to the Optionee shall be addressed to said Optionee at his or her address currently on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).


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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has also executed this Agreement, in duplicate, as of the day and year first above written.

AT HOLDINGS CORPORATION


                                               By:______________________________


                                               ---------------------------------
                                               Optionee



Name of Optionee: ___________________________________


Number of Optioned Shares: __________________________

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                                                                  Attachment A
                                                                  ------------


                               Notice of Exercise
                               ------------------


         In accordance with the terms of the AT Holdings Corporation 1998 Equity Replacement Stock Option Plan, and my Stock Option Agreement granted thereunder dated December 17, 1998, I hereby exercise my Option for ________ Option Shares by tendering $___________ (or by making such other arrangements as are acceptable to the Board or the Compensation Committee). If the Common Stock of the Company is not currently traded on a Stock Exchange, I agree that following the exercise of my Option I shall be bound by, and entitled to the benefits of; the AT Holdings Corporation Stockholders' Agreement, dated December 17, 1998, as a Management Investor thereunder, as the same has been or may be amended from time to time. I understand that terms used herein with initial capital letters shall have the meanings assigned to them in my Stock Option Agreement.


                                                --------------------------------
                                                Optionee


                                                ---------------
                                                Date